Revenue (Narrative) (Details) - CAD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Revenue [Abstract]
Revenue From Performance Obligations Satisfied Or Partially Satisfied In Previous Periods		$ 194,000
Explanation Of Effect That Timing Of Satisfaction Of Performance Obligations And Typical Timing Of Payment Have On Contract Assets And Contract Liabilities Explanatory	The revenue related to storage is recognized over time while the revenue related to future uranium and conversion deliveries is expected to be recognized between 2024 and 2030.
Disclosure Of Information About Methods Inputs And Assumptions Used For Determining Transaction Price Explanatory	Cameco’s sales portfolio consists of short and long-term sales commitments. The contracts can be executed well in advance of a delivery and include both fixed and market-related pricing.
Reduction Of Revenue From Performance Obligation	$ 648,000